UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2013

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-176775 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Real Estate Income Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our” and “us”) hereby amends the Current Report on Form 8-K filed on November 13, 2012 to provide the required financial information relating to our acquisition of a fee simple interest in five single tenant properties totaling approximately 48,000 square feet located in East Brewton, Robertsdale and Wetumpka, Alabama and Madisonville and Newport, Tennessee as described in the Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

Dollar General Corporation	Page

Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the year ended February 3, 2012, January 28, 2011, and January 29, 2010	F-1

Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the period ended November 2, 2012, and October 28, 2011	F-3

(b) Pro forma financial information

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	January 23, 2013	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Chief Accounting Officer

2

Index to Financial Statements
Page

Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the year ended February 3, 2012, January 28, 2011, and January 29, 2010	F-1

Summary Select Financial Information for Dollar General Corporation, whose subsidiary, Dolgencorp, LLC, is subject to net leases, for the period ended November 2, 2012, and October 28, 2011

Pro forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-3

Notes to Pro forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-5

Pro forma Consolidated Statement of Operations for the nine months ended September 30, 2012 (unaudited)	F-7

Notes to Pro forma Consolidated Statement of Operations for the nine months ended September 30, 2012 (unaudited)	F-9

Pro forma Consolidated Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 (unaudited)	F-11

Notes to Pro forma Consolidated Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 (unaudited)	F-13

Dollar General Corporation

On November 6, 2012, Inland Real Estate Income Trust, Inc. (the “Company”), through five wholly-owned subsidiaries formed for this purpose, acquired the entire fee simple interests in five newly-constructed single-tenant properties, all of which are triple-net leased to a Dolgencorp, LLC (“Dolgencorp”), a subsidiary of Dollar General Corporation (“Dollar General”), for $6.68 million from Highwood Investments, LLC, an unaffiliated third party. These triple-net leases require Dolgencorp to pay all costs associated with a property, including real estate taxes, insurance, utilities and routine maintenance in addition to the base rent. Dollar General has guaranteed all rents and other sums due under each lease in the event that Dolgencorp defaults. The Company has provided selected financial and operating data below for Dollar General. Dollar General’s full financial statements have been publicly filed with the Securities and Exchange Commission. The selected financial and operating data (including footnotes) below has been extracted from Dollar General’s Form 10-K for the fiscal year ended February 3, 2012, as filed with the Securities and Exchange Commission on March 22, 2012.

Selected Financial Data

(Amounts in millions, excluding per share data,

number of stores, selling square feet, and net sales per square foot)

For the year ended	February 3, 2012 (2)	January 28, 2011	January 29, 2010

Statement of Operations Data:
Net sales	$14,807.2	$13,035.0	$11,796.4
Cost of goods sold	10,109.3	8,858.4	8,106.5
Gross profit	4,697.9	4,176.6	3,689.9
Selling, general and administrative expenses	3,207.1	2,902.5	2,736.6
Operating profit	1,490.8	1,274.1	953.3
Interest income	(0.1)	(0.2)	(0.1)
Interest expense	205.0	274.2	345.7
Other (income) expense	60.6	15.1	55.5
Income (loss) before income taxes	1,225.3	985.0	552.1
Income tax expense (benefit)	458.6	357.1	212.7
Net income (loss)	$766.7	$627.9	$339.4

Per Share Data:
Earnings (loss) per share - basic	$2.25	$1.84	$1.05
Earnings (loss) per share - diluted	2.22	1.82	1.04
Dividends per share	--	--	0.75250

Statement of Cash Flows Data:
Net cash provided by (used in):
Operating activities	$1,050.5	$824.7	$672.8
Investing activities	(513.8)	(418.9)	(248.0)
Financing activities	(908.0)	(130.4)	(580.7)
Total capital expenditures	(514.9)	(420.4)	(250.7)

Selected Financial Data (continued)

(Amounts in millions, excluding per share data,

number of stores, selling square feet, and net sales per square foot)

Other Financial and Operating Data
Same store sales growth (3)	6.0%	4.9%	9.5%
Same store sales (3)	$13,627	$12,227	$11,357
Number of stores included in same store sales calculation	9,254	8,712	8,324
Number of stores (at period end)	9,937	9,372	8,828
Selling square feet (in thousands at period end)	71,774	67,094	62,494
Net sales per square foot (4)	$213	$201	$195
Consumables sales	73.2%	71.6%	70.8%
Seasonal sales	13.8%	14.5%	14.5%
Home products sales	6.8%	7.0%	7.4%
Apparel sales	6.2%	6.9%	7.3%
Rent expense	$542	$489	$429

Balance Sheet Data (at period end):
Cash and cash equivalents and short-term investments	$126	$497	$222
Total assets	9,689	9,546	8,864
Long-term debt	2,619	3,288	3,403
Total stockholders’ equity	4,669	4,055	3,390

(1)	Amounts in the above table have been prepared in accordance with U.S. generally accepted accounting principles.

(2)	The fiscal year ended February 3, 2012 was comprised of 53 weeks.

(3)	Same-store sales are calculated based upon stores that were open at least 13 full fiscal months and remain open at the end of the reporting period. When applicable, Dollar General excludes the sales in the 53rd week of a 53-week year form the same-store sales calculation.

(4)	Net sales per square foot was calculated based on total sales for the preceding 12 months as of the ending date of the reporting period divided by the average selling square footage during the period, including the end of the fiscal year, the beginning of the fiscal year, and the end of each of Dollar General’s three interim fiscal quarters.

Dollar General Corporation

On November 6, 2012, Inland Real Estate Income Trust, Inc. (the “Company”), through five wholly-owned subsidiaries formed for this purpose, acquired the entire fee simple interests in five newly-constructed single-tenant properties, all of which are triple-net leased to a Dolgencorp, LLC (“Dolgencorp”), a subsidiary of Dollar General Corporation (“Dollar General”), for $6.68 million from Highwood Investments, LLC, an unaffiliated third party. These triple-net leases require Dolgencorp to pay all costs associated with a property, including real estate taxes, insurance, utilities and routine maintenance in addition to the base rent. Dollar General has guaranteed all rents and other sums due under each lease in the event that Dolgencorp defaults. The Company has provided selected financial and operating data below for Dollar General. Dollar General’s full financial statements have been publicly filed with the Securities and Exchange Commission. The selected financial and operating data (including footnotes) below has been extracted from Dollar General’s Form 10-Q for the period ended November 2, 2012 and October 28, 2011, as filed with the Securities and Exchange Commission on December 11, 2012 and December 5, 2011, respectively.

Selected Financial Data

(Amounts in millions, excluding per share data)

For the 39 weeks ended	November 2, 2012	October 28, 2011

Statement of Operations Data:
Net sales	$11,814.5	$10,622.1
Cost of goods sold	8,096.9	7,270.6
Gross profit	3,717.6	3,351.5
Selling, general and administrative expenses	2,584.7	2,368.9
Operating profit	1,132.9	982.6
Interest expense	100.4	164.8
Other (income) expense	30.0	60.6
Income before income taxes	1,002.5	757.2
Income tax expense	367.3	283.0
Net income	$635.2	$474.2

Per Share Data:
Earnings per share - basic	$1.9	$1.39
Earnings per share - diluted	1.89	1.37
Dividends per share	--	--

Statement of Cash Flows Data:
Net cash provided by (used in):
Operating activities	$690.9	$604.5
Investing activities	(452.5)	(362.4)
Financing activities	(222.0)	(621.0)

Selected Financial Data (continued)

(Amounts in millions, excluding per share data)

Balance Sheet Data (at period end):
Cash and cash equivalents and short-term investments	$142.5	$118.6
Total assets	10,273.7	9,735.9
Long-term debt	3,023.4	2,721.1
Total stockholders’ equity	4,734.9	4,554.0

(1)	Amounts in the above table have been prepared in accordance with U.S. generally accepted accounting principles.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition and related financing had occurred on September 30, 2012.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2012, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the acquisition of the portfolio of five Dollar General retail stores located in Robertsdale, East Brewton and Wetumpka, Alabama and in Newport and Madisonville, Tennessee acquired on November 6, 2012.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

ASSETS

Net investment properties (C)	$-	$5,871,000	$5,871,000
Cash and cash equivalents (E)	62,183	(11,497)	50,686
Deferred offering costs	1,740,820	-	1,740,820
Deferred loan costs	-	83,676	83,676
Acquired lease intangibles, net (C) (D)	-	809,920	809,920
Investment in related party	1,000	-	1,000
Other assets	1,755	-	1,755

Total assets	$1,805,758	$6,753,099	$8,558,857

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

Liabilities:
Mortgage and term loan payable (C)	$-	$6,680,910	$6,680,910
Accounts payable and accrued expenses (F)	38,499	173,683	212,182
Accrued offering expenses	205,550	-	205,550
Due to affiliates	1,466,813	80,000	1,546,813

Commitments and contingencies

Stockholder’s equity (deficit):
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	-	-	-
Common stock, $.001 par value, 1,460,000,000 shares authorized, 20,000 shares issued and outstanding	20	-	20
Additional paid in capital	199,980	-	199,980
Retained earnings (deficit)	(105,104)	(181,494)	(286,598)

Total stockholder’s equity (deficit)	94,896	(181,494)	(86,598)

Total liabilities and stockholder’s equity (deficit)	$1,805,758	$6,753,099	$8,558,857

See accompanying notes to pro forma consolidated balance sheet.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2012

(Unaudited)

(A)	The historical column represents the Company’s Balance Sheet as of September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	The pro forma adjustments column includes adjustments related to our acquisition of the portfolio of five Dollar General retail stores acquired on November 6, 2012, the related mortgages and related term loan financing and is detailed below as follows:

	Dollar General - Robertsdale, AL	Dollar General - East Brewton, AL	Dollar General - Wetumpka, AL	Dollar General - Newport, TN	Dollar General - Madisonville, TN	Total
Net investment properties	$1,502,000	$928,000	$1,211,000	$1,018,000	$1,212,000	$5,871,000

Intangible assets, net	$192,772	$111,106	$173,584	$154,265	$178,193	$809,920

Mortgages and term loan payable	$1,694,770	$1,039,104	$1,384,582	$1,172,262	$1,390,192	$6,680,910

(C)	The pro forma adjustments reflect the acquisitions and mortgage financing of the 5 Dollar General properties by the Company. No pro forma adjustments have been made for prorations as the amounts are not significant. The Company acquired the properties by paying cash of $10 and obtaining mortgages and term loan in the amount of $3,340,450 and $3,340,460, respectively.

	Dollar General - Robertsdale, AL	Dollar General - East Brewton, AL	Dollar General - Wetumpka, AL	Dollar General - Newport, TN	Dollar General - Madisonville, TN	Total

Net assets acquired	$1,694,772	$1,039,106	$1,384,584	$1,172,265	$1,390,193	$6,680,920

Allocation of net investment in properties:
Land	$324,000	$148,000	$272,000	$200,000	$273,000	$1,217,000
Building and improvements	1,178,000	780,000	939,000	818,000	939,000	4,654,000
Acquired lease intangible assets, net	192,772	111,106	173,584	154,265	178,193	809,920

Total	$1,694,772	$1,039,106	$1,384,584	$1,172,265	$1,390,193	$6,680,920

Allocations are preliminary and subject to change.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (continued)

September 30, 2012

(Unaudited)

(D)	Acquired lease intangibles represent the difference between the property valued with existing in-place leases and the property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term. Allocations are preliminary and are subject to change.

(E)	Pro forma cash disbursements of $11,497 represents the net cash paid for the net acquisition price of investments in real estate, closing costs, costs associated with obtaining the mortgages and term loans, net of any prorations.

(F)	Estimated accrued acquisition related costs for the acquisition of the portfolio of five Dollar General retail stores are included in (B).

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2012

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on August 24, 2011 (inception of the company). Pro forma adjustments have been made for the acquisition of the portfolio of five Dollar General retail stores located in Robertsdale, East Brewton and Wetumpka, Alabama and in Newport and Madisonville, Tennessee acquired on November 6, 2012.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2012, nor does it purport to represent our future results of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2012

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

Rental income	$-	$99,651	$99,651
Tenant recovery income	-	7,388	7,388
Total income	-	107,039	107,039

General and administrative expenses	76,255	-	76,255
Organization costs	8,957	-	8,957
Acquisition related costs (H)	-	173,683	173,683
Property operating expense (D)	-	1,894	1,894
Real estate taxes	-	7,388	7,388
Depreciation and amortization (C)	-	46,423	46,423
Business management fee - related party (G)	-	8,578	8,578
Total Expenses:	85,212	237,966	323,178
Operating loss	(85,212)	(130,927)	(216,139)

Interest expense (E):	-	(93,361)	(93,361)

Net loss attributable to common shareholders	$(85,212)	$(224,288)	$(309,500)

Net loss attributable to common shareholders per common share, basic and diluted	$(4.26)		$(15.48)

Weighted average number of common shares outstanding, basic and diluted (F)	20,000		20,000

See accompanying notes to pro forma consolidated statement of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2012

(Unaudited)

(A)	The historical column represents the Company’s Statement of Operations the nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired August 24, 2011 (inception). However, since each of the five Dollar General retail stores were newly constructed in 2012, there were no operations associated with any of these properties in 2011 and only for a portion of 2012.

Total income, property operating expenses and real estate taxes for the nine months September 30, 2012 is based on information provided by the sellers for the portfolio of five Dollar General Stores.

The pro forma adjustments for the nine months ended September 30, 2012 are composed of the following adjustments:

	Dollar General - Robertsdale, AL	Dollar General - East Brewton, AL	Dollar General - Wetumpka, AL	Dollar General - Newport, TN	Dollar General - Madisonville, TN	Total
Lease commencement	May 5, 2012	August 15, 2012	August 29, 2012	August 1, 2012	August 25, 2012

Rental income	$53,952	$10,385	$9,568	$14,975	$10,771	$99,651
Tenant recovery income	3,553	967	578	1,224	1,066	7,388
Total income	57,505	11,352	10,146	16,199	11,837	107,039
Property operating expenses (D)	1,025	197	182	285	205	1,894
Real estate taxes	3,553	967	578	1,224	1,066	7,388
Depreciation and amortization (C)	24,840	5,045	4,473	7,018	5,047	46,423
Total expenses	29,418	6,209	5,233	8,527	6,318	55,705
Operating income	28,087	5,143	4,913	7,672	5,519	51,334
Interest expense (E)	50,623	9,598	8,979	14,053	10,108	93,361
Net loss attributable to common stockholders	$(22,536)	$(4,455)	$(4,066)	$(6,381)	$(4,589)	$(42,027)

(C)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to in-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 1.9% of gross revenues pursuant to the management agreements and are also included in property operating expenses.

F-11

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (continued)

For the nine months ended September 30, 2012

(Unaudited)

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date

First mortgage - Five Dollar General portfolio	$3,340,450	4.31%	May 1, 2027

Unsecured loan - Five Dollar General portfolio	3,340,460	10.00%	August 6, 2013

	$6,680,910

(F)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2012 was calculated assuming all shares sold through September 30, 2012 were issued on August 24, 2011 (inception).

(G)	The business management fee is calculated at an annual rate of .65% of the average invested assets pursuant to the business management agreement and is due to IREIT Business Manager and Advisor, Inc.

(H)	Included in acquisition related costs is the acquisition fee owed to IREIT Business Manager and Advisor, Inc. and is calculated based upon 1.5% of the contract purchase price.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the period from August 24, 2011 (inception) through year ended December 31, 2011

(Unaudited)

The following unaudited pro forma Consolidated Statement of Operations is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on August 24, 2011 (inception of the company). Pro forma adjustments have not been made for the acquisition of the portfolio of five Dollar General retail stores located in Robertsdale, East Brewton and Wetumpka, Alabama and in Newport and Madisonville, Tennessee acquired on November 6, 2012 since all properties were newly constructed and commenced operations in 2012.

This unaudited Pro Forma Consolidated Statement of Operations does not purport to represent our future results of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the period from August 24, 2011 (inception) through December 31, 2011

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma

General and administrative expenses	$19,892	$-	$19,892
Net loss	$(19,892)	$-	$(19,892)

Net loss per common share, basic and diluted	$(0.99)	$-	$(0.99)

Weighted average number of common shares outstanding, basic and diluted (C)	20,000	-	20,000

See accompanying notes to pro forma statement of operations.

INLAND REAL ESTATE INCOME TRUST, INC.

(A Maryland Corporation)

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the period from August 24, 2011 (inception) through December 31, 2011

(Unaudited)

(A)	The historical column represents the Company’s Statement of Operations for the period from August 24, 2011 (inception) through December 31, 2011 as filed with the Securities and Exchange Commission on Form S-11/A.

(B)	Since each of the five Dollar General retail stores were newly constructed in 2012, there were no operations associated with any of these properties in 2011. Accordingly, no pro forma adjustments are required for the period being presented.

(C)	The pro forma weighted average shares of common stock outstanding for the period from August 24, 2011 (inception) through December 31, 2011 was calculated assuming all shares were sold through December 31, 2011 were issued on August 24, 2011 (inception).